Exhibit 3.3
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                     Number                        Shares

             Incorporated under the Laws of the State of Delaware

                               Welund Fund, Inc.

                    Authorized to issue 120,000,000 shares

      100,000,000 common shares      20,000,000 preferred shares
         par value $.0001 each          par value $.0001 each

This certifies that _______________________________________  is  the  owner  of
___________________________________ fully paid and non-assessable Shares of the
Common  Shares  of  Welund  Fund,  Inc.  transferrable only on the books of the
Corporation by the holder hereof in person  or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the
Corporation

this ________ day of ____________ A.D. _____

                   ________________________________________
                            President and Secretary
                                    [SEAL]

(Reverse side of stock certificate)

        The following abbreviations, when used  in  the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional  abbreviations may also be used though not in the list.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common

UNIF  GIFT  MIN ACT -- ____________ Custodian _________ (Minor)  under  Uniform
Gifts to Minors Act ______________ (State)

For value received,  the  undersigned  hereby sells, assigns and transfers unto
______________________________________ (please  insert social security or other identifying number of assignee) ______________________________________________

(please print or typewrite name and address of assignee)

________________________________ Shares represented  by the within Certificate,
and hereby irrevocably constitutes and appoints ____________________   Attorney
to  transfer the said shares on the books of the within-named Corporation  with full power of substitution in the premises.

Dated, _______________________________

       In presence of
_______________________________

_______________________________

NOTICE:  The  signature  to  this  assignment  must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.